                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Genmar Holdings, Inc.:

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-82650.




                                                 ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
March 20, 1997